Certification of Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350, as Amended,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Lori Stansfield, Chief Financial Officer of Mentor Capital, Inc. (the “Company”), hereby certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that to my knowledge:

1.The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 13, 2020

/s/ LORI STANSFIELD
Lori Stansfield
Chief Financial Officer